                            EX-99.B24
                            POWER OF ATTORNEY

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt New York Money Market Fund.



                     Signature              Title        Date


               /s/ Stephen B. Timbers       Trustee      January 21, 1997
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt New York Money Market Fund.



                     Signature              Title        Date


               /s/ David W. Belin           Trustee      January 21, 1997
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt New York Money Market Fund.



                     Signature              Title        Date


               /s/ Lewis A. Burnham         Trustee      January 21, 1997
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt New York Money Market Fund.



                     Signature              Title        Date


               /s/ Donald L. Dunaway        Trustee      January 21, 1997
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt New York Money Market Fund.



                     Signature              Title        Date


               /s/ Robert B. Hoffman        Trustee      January 21, 1997
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt New York Money Market Fund.



                     Signature              Title        Date


               /s/ Donald R. Jones          Trustee      January 21, 1997
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt New York Money Market Fund.



                     Signature              Title        Date


               /s/ Dominique P. Morax       Trustee      January 21, 1997
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt New York Money Market Fund.



                     Signature              Title        Date


               /s/ Shirley D. Peterson      Trustee      January 21, 1997
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt New York Money Market Fund.



                     Signature              Title        Date


               /s/ William P. Sommers       Trustee      January 21, 1997
             ---------------------------